UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2014

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2014, the Board of Directors (the “Board”) of Inteliquent, Inc. (the “Company”) voted to increase the size of the Board from seven to eight members and to appoint Lauren F. Wright as a new director to fill the vacancy created by such increase, effective immediately.

Ms. Wright is the founder of Consulting That Works, a management consultancy in New York City, where she has been a principal since 2011. Since 2013, Ms. Wright has also served as an adjunct instructor at New York University School of Continuing and Professional Studies’ graduate program. From 2007 to 2011, Ms. Wright served as Senior Vice President of Global Business Operations of Comverse Technology, Inc., which she joined after serving as special advisor to the company’s board of directors. Prior to joining Comverse, Ms. Wright served as a consultant and held a variety of executive positions, including President and Chief Executive Officer of Pryor Resources, Inc., a venture-backed international seminar company, which she managed through bankruptcy reorganization, and President of Sprint International, a division of Sprint, a global telecommunications provider, where she worked from 1988 to 2000. Ms. Wright previously served on the boards of directors of Verint Systems, Inc. (NASDAQ:VRNT), where she was Chair of the Nominating and Governance Committee, Call-Net, Inc. (TSE:CN), Global One (a joint venture among Sprint, Deutsche Telecom and France Telecom), Pryor Resources, Inc., and various nonprofit organizations. Ms. Wright graduated Phi Beta Kappa with a bachelor’s degree in psychology from Johns Hopkins University and an MBA from Harvard Business School.

In connection with her appointment, Ms. Wright will receive an annual retainer of $150,000, paid quarterly in advance in the form of cash or restricted stock as determined by the Company.

Ms. Wright’s appointment fulfills the Company’s obligation to appoint a new independent director as required by its previously announced letter agreement, dated May 17, 2013, with Clinton Group, Inc. on behalf of itself and certain affiliated funds, persons and entities (the “Letter Agreement”). The description of the Letter Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement between the Company and Clinton Group, Inc. dated May 17, 2013 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

Date: April 10, 2014	/s/ Richard L. Monto
Name: Richard L. Monto Title: General Counsel, Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between the Company and Clinton Group, Inc. dated May 17, 2013 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2013).